Exhibit 10.13(a)
                              FIRST LEASE AMENDMENT

         This First Lease Amendment ("Amendment") is made and entered into with effect the 1st day of January, 2002, by and between Union Savings Bank ("Lessor") and Janus Hotels and Resorts, Inc. (f/k/a Janus American Group, Inc.) ("Lessee").

         WHEREAS, Lessor and Lessee entered into an Office Lease Agreement ("Lease") on January 1, 1999, for space at 8534 East Kemper Road, Cincinnati, Ohio 45249 ("Leased Premises"); and

         WHEREAS, Lessor and Lessee desire to extend the Lease for a period of time until December 31, 2004 under the same terms and conditions, except as provided for herein.

         NOW, THEREFORE, in consideration of the mutual promises between Lessor and Lessee, the parties agree as follows:

1. Paragraph 2 - Term and Commencement Date shall hereby be amended to provide for a term of thirty-six (36) months, which amended term shall commence on January 1, 2002, and shall terminate at the end of the day on December 31, 2004.

2. Paragraph 4(a) - Minimum Rent of the Lease shall hereby be amended to provide Lessee shall pay monthly Minimum Rent during the amended term in the amount of Three thousand five hundred sixty-six dollars and thirty-three cents ($3,566.33) ($13.00 per rentable square foot) for the Leased Premises.

         Except as amended or deleted by this First Lease Amendment, all of the remaining terms, conditions, covenants and provisions of the Lease shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this First Lease Amendment to be executed on the date first above written.


WITNESSES:                                  LESSOR:
                                            Union Savings Bank

                                            By:
---------------------------                    ---------------------------
                                               Harry G. Yeaggy, President

                                            Date:
---------------------------                      -------------------------



                                            LESSEE:
                                            Janus Hotels and Resorts, Inc.

                                            By:
---------------------------                    ---------------------------
                                               Louis S. Beck, Chairman

                                            Date:
---------------------------                      -------------------------

STATE OF OHIO              )
                                    )  ss:
COUNTY OF HAMILTON         )

Before me, a Notary Public in and for said County and State, appeared Harry Yeaggy, the President of Union Savings Bank, personally known to me or having produced adequate proof of identity, who, being first duly cautioned and sworn, acknowledged the signing of the foregoing to be his or her free act and deed, both personally and on behalf of said corporation, and that the signing of the foregoing document was duly authorized by such corporation.

Sworn to and subscribed before me this 18th day of March, 2002.


                                                  ---------------------------
                                                  Notary Public

STATE OF OHIO             )
                                    )  ss:
COUNTY OF HAMILTON        )

Before me, a Notary Public in and for said County and State, appeared Louis S. Beck, Chairman of the Board, Janus Hotels and Resorts, Inc., personally known to me or having produced adequate proof of identity, who, being first duly cautioned and sworn, acknowledged the signing of the foregoing to be his or her free act and deed, both personally and on behalf of said corporation, and that the signing of the foregoing document was duly authorized by such corporation.

Sworn to and subscribed before me this 18th day of March 2002.


                                                  ---------------------------
                                                  Notary Public


































                                       2